                                                                    Exhibit 99.1

                     AGILENT TECHNOLOGIES, INC.
           CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                             (UNAUDITED)

                                                                  Twelve Months Ended
                                                                      October 31,
                                                                  --------------------   Percent
                                                                    2002        2001     Inc/(Dec)
                                                                  -------    ---------   ---------
Orders                                                            $ 6,013    $ 6,414         (6%)

Net revenue                                                       $ 6,010    $ 8,396        (28%)

Costs and expenses:
  Cost of products and services                                     3,694      4,890        (24%)
  Research and development                                          1,169      1,280         (9%)
  Selling, general and administrative                               2,754      3,004         (8%)
                                                                  -------    -------
          Total costs and expenses                                  7,617      9,174        (17%)
                                                                  -------    -------
Loss from operations                                               (1,607)      (778)      (107%)

Other income (expense), net                                            60        301        (80%)
                                                                  -------    -------
Loss from continuing operations before taxes                       (1,547)      (477)      (224%)

Benefit for taxes                                                    (525)       (71)       639%
                                                                  -------    -------
Loss from continuing operations                                    (1,022)      (406)      (152%)

Earnings from discontinued operations (net of taxes)                   --          6        N/M

(Loss) gain from sale of discontinued operations (net of taxes)       (10)       646       (102%)
                                                                  -------    -------

(Loss) earnings before cumulative effect of
   accounting changes                                              (1,032)       246        N/M

Cumulative effect of adopting SFAS No. 133
  (net of tax benefit of $16 million)                                  --        (25)       N/M

Cumulative effect of adopting SAB 101
  (net of tax benefit of $27 million)                                  --        (47)       N/M
                                                                  -------    -------

Net (loss) earnings                                               $(1,032)   $   174        N/M
                                                                  =======    =======

NET (LOSS) EARNINGS PER SHARE - BASIC AND DILUTED:

Loss from continuing operations                                   $ (2.20)    $(0.89)
Earnings from discontinued operations, net                             --       0.01
(Loss) gain from sale of discontinued operations, net               (0.02)      1.41
Cumulative effect of adopting SFAS No. 133, net                        --      (0.05)
Cumulative effect of adopting SAB 101, net                             --      (0.10)
                                                                  -------     ------
Net (loss) earnings                                               $ (2.22)    $ 0.38
                                                                  =======     ======


Average shares used in computing net (loss) earnings per share:
                                       Basic and Diluted              465        458



Earnings from discontinued operations (net of taxes) and (Loss) gain from sale of discontinued operations (net of taxes) relate to the sale of our Healthcare Solutions group.

                      AGILENT TECHNOLOGIES, INC.
            CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                              (UNAUDITED)

                                                                  Three Months Ended
                                                                      October 31,
                                                                  ------------------       Percent
                                                                   2002        2001        Inc/(Dec)
                                                                  -------    -------       -------
Orders                                                            $ 1,495    $ 1,221         22%

Net revenue                                                       $ 1,736    $ 1,606          8%

Costs and expenses:
  Cost of products and services                                     1,116      1,240        (10%)
  Research and development                                            299        324         (8%)
  Selling, general and administrative                                 708        734         (4%)
                                                                  -------    -------
          Total costs and expenses                                  2,123      2,298         (8%)
                                                                  -------    -------

Loss from operations before taxes                                    (387)      (692)        44%

Other income (expense), net                                            13        (11)       218%
                                                                  -------    -------

Loss from continuing operations before taxes                         (374)      (703)        47%

Benefit for taxes                                                    (139)      (254)       (45%)
                                                                  -------    -------

Loss from continuing operations                                      (235)      (449)        48%

(Loss) gain from sale of discontinued operations (net of taxes)        (1)       646        N/M
                                                                  -------    -------

Net (loss) earnings                                               $  (236)   $   197       (220%)
                                                                  =======    =======


NET (LOSS) EARNINGS PER SHARE - BASIC AND DILUTED:

Loss from continuing operations                                   $ (0.51)   $ (0.98)
Gain from sale of discontinued operations, net                         --       1.41
                                                                       --         --
                                                                  -------    -------
Net (loss) earnings                                               $ (0.51)   $  0.43
                                                                  =======    =======


Average shares used in computing net (loss) earnings per share:

                                       Basic and Diluted              467        460


(Loss) gain from sale of discontinued operations (net of taxes) relate to the sale of our Healthcare Solutions group.

                         AGILENT TECHNOLOGIES, INC.
                    CONDENSED CONSOLIDATED BALANCE SHEET
              (IN MILLIONS, EXCEPT PAR VALUE AND SHARE AMOUNTS)
                                 (UNAUDITED)

                                                                          October 31,   October 31,
                                                                             2002         2001
                                                                         -----------    -----------
ASSETS
Current assets:
  Cash and cash equivalents                                                $ 1,844       $ 1,170
  Accounts receivable, net                                                   1,118           977
  Inventory                                                                  1,184         1,491
  Net investment in lease receivable                                             1           237
  Current deferred tax assets                                                  462           494
  Other current assets                                                         271           430
                                                                           -------       -------
    Total current assets                                                     4,880         4,799

Property, plant and equipment, net                                           1,579         1,848
Goodwill and other intangible assets, net                                      685         1,070
Long-term deferred tax assets                                                  635            10
Other assets                                                                   436           259
                                                                           -------       -------
    Total assets                                                           $ 8,215       $ 7,986
                                                                           =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                         $   305       $   392
  Employee compensation and benefits                                           662           576
  Deferred revenue                                                             244           279
  Income and other taxes payable                                               325           173
  Other accrued liabilities                                                    574           582
                                                                           -------       -------
    Total current liabilities                                                2,110         2,002
                                                                           -------       -------

Senior convertible debentures                                                1,150            --
Other liabilities                                                              325           325
                                                                           -------       -------
     Total liabilities                                                       3,585         2,327
                                                                           -------       -------

Commitments and contingencies                                                   --            --

Stockholders' equity:
  Preferred stock; $0.01 par value; 125 million
    shares authorized; none issued and outstanding                              --            --
  Common stock; $0.01 par value; 2 billion
    shares authorized; 467 million shares at October 31, 2002
    and 461 million shares at October 31, 2001 issued and outstanding            5             5
  Additional paid-in capital                                                 4,872         4,723
  Retained (deficit) earnings                                                 (101)          931
  Accumulated comprehensive loss                                              (146)           --
                                                                           -------       -------
    Total stockholders' equity                                               4,630         5,659
                                                                           -------       -------
      Total liabilities and stockholders' equity                           $ 8,215       $ 7,986
                                                                           =======       =======

                          AGILENT TECHNOLOGIES, INC.
                CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                (IN MILLIONS)
                                 (UNAUDITED)

                                                                            Twelve months  Three months
                                                                               ended          ended
                                                                             October 31,   October 31,
                                                                                2002         2002
                                                                            ------------  -------------
Cash flows from operating activities:
      Loss from continuing operations                                         $(1,022)    $  (235)
Adjustments to reconcile net loss to net cash used in
     operating activities:
      Depreciation and amortization                                               735         187
      Inventory-related charges                                                    40           8
      Deferred taxes                                                             (675)       (678)
      Asset impairment charges                                                    159         129
      Retirement plans curtailment gain                                           (19)         --
      Net gain on divestitures and sale of assets                                 (18)         (6)
      Changes in assets and liabilities:
          Accounts receivable                                                    (137)       (241)
          Inventory                                                               278          96
          Accounts payable                                                        (88)        (62)
          US pension trust fund contribution                                      (82)         (6)
          Employee compensation and benefits                                       99         100
          Income taxes                                                            137         598
          Other current assets and liabilities                                     61         (66)
          Other long-term assets and liabilities                                  (73)         14
                                                                              -------     -------
Net cash used in operating activities *:                                         (605)       (162)
                                                                              -------     -------

Cash flows from investing activities:

      Investments in property, plant and equipment                               (301)        (88)
      Proceeds from net investment in lease receivable                            237          --
      Purchase of equity investments                                              (23)         (8)
      Acquisitions, net of cash acquired                                          (15)        (15)
      Proceeds from dispositions                                                   31           5
                                                                              -------     -------
Net cash used in investing activities:                                            (71)       (106)
                                                                              -------     -------

Cash flows from financing activities:

      Issuance of senior convertible debentures,
          net of issuance costs                                                 1,123          --
      Issuance of common stock under employee stock plans                         141          10
      Net payments to notes payable and short-term borrowings                      (1)         (2)
                                                                              -------     -------
Net cash provided by financing activities:                                      1,263           8
                                                                              -------     -------

Net cash provided by (used in) discontinued operations                             87          (1)
                                                                              -------     -------
Change in cash and cash equivalents                                               674        (261)
                                                                              -------     -------

Cash and cash equivalents at beginning of period                                1,170       2,105
                                                                              -------     -------
Cash and cash equivalents at end of period                                    $ 1,844     $ 1,844
                                                                              =======     =======


      *  Cash payments for restructuring included in operating activities:        235          51

                           AGILENT TECHNOLOGIES, INC.
                        TEST AND MEASUREMENT INFORMATION
                     (IN MILLIONS, EXCEPT PERCENT CHANGES)
                                  (UNAUDITED)

                       Three months   Three months            Three months
                          ended         ended                   ended
                        October 31,   October 31,   Yr vs.Yr    July 31,    Sequential
                          2002          2001        % change     2002       % change
                       ------------   -----------   --------    -------     -----------
Orders                    $ 824        $ 676          22%       $ 802           3%

Net Revenue               $ 967        $ 936           3%       $ 715          35%

Loss from operations      $(111)       $(355)         69%       $(279)         60%


                        Twelve months   Twelve months
                           ended          ended
                         October 31,    October 31,       Yr vs.Yr
                            2002            2001          % change
                       -------------    ------------     ----------
Orders                    $ 3,294        $ 4,021           (18%)

Net Revenue               $ 3,318        $ 5,432           (39%)

Loss from operations      $  (837)       $  (120)         (598%)


Loss from operations reflect the results of our reportable segments under Agilent's management reporting system.

These results are not necessarily a depiction that is in conformity with accounting principles generally accepted in the United States.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

                           AGILENT TECHNOLOGIES, INC.
                       SEMICONDUCTOR PRODUCTS INFORMATION
                     (IN MILLIONS, EXCEPT PERCENT CHANGES)
                                  (UNAUDITED)

                                   Three months   Three months             Three months
                                      ended         ended                    ended
                                   October 31,    October 31,   Yr vs.Yr     July 31,      Sequential
                                      2002           2001       % change      2002         % change
                                   -----------    -----------   ---------  ------------   -----------
Orders                               $ 363         $ 260          40%        $ 383          (5%)

Net Revenue                          $ 471         $ 383          23%        $ 390          21%

Earnings (loss) from operations      $  32         $(115)        128%        $ (24)        233%



                        Twelve months   Twelve months
                           ended           ended
                        October 31,      October 31,     Yr vs.Yr
                           2002            2001          % change
                        ------------    ------------     --------
Orders                    $ 1,568         1,290            22%

Net Revenue               $ 1,559         1,850           (16%)

Loss from operations      $   (68)         (177)           62%



Earnings (loss) from operations reflect the results of our reportable segments under Agilent's management reporting system.

These results are not necessarily a depiction that is in conformity with accounting principles generally accepted in the United States.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

                           AGILENT TECHNOLOGIES, INC.
                LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION
                     (IN MILLIONS, EXCEPT PERCENT CHANGES)
                                  (UNAUDITED)

                          Three months    Three months             Three months
                              ended          ended                    ended
                            October 31,    October 31,  Yr vs.Yr     July 31,    Sequential
                              2002           2001       % change      2002        % change
                         -------------   ------------   --------   ------------  ----------
Orders                        $308           $285          8%         $271          14%

Net Revenue                   $298           $287          4%         $286           4%

Earnings from operations      $ 45           $ 38          18%        $ 42           7%


                           Twelve months    Twelve months
                               ended            ended
                            October 31,      October 31,    Yr vs.Yr
                               2002             2001        % change
                           ------------    --------------   --------
Orders                        $1,151         $1,103           4%

Net Revenue                   $1,133         $1,114           2%

Earnings from operations      $  150         $   91          65%


Earnings from operations reflect the results of our reportable segments under Agilent's management reporting system.

These results are not necessarily a depiction that is in conformity with accounting principles generally accepted in the United States.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.